SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) April 28, 1999
                                                       --------------



                         ADRENALIN INTERACTIVE, INC.
                         ---------------------------
           (Exact name of registrant as specified in its charter)




      Delaware                        0-27828              13-3779546
      --------                        -------              ----------

(State or other jurisdiction of   (Commission File       (IRS Employer
incorporation)                    Number)                Identification No.)


            5301 Beethoven Street, Los Angeles, California       90066
            ----------------------------------------------------------
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (310) 821-7880
                                                           --------------

                  -----------------------------------------
        (Former name or former address, if changed since last report)


                            Exhibit Index on Page 5


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ITEM 5.     OTHER EVENTS.

          The Registrant intends to raise capital pursuant to the issuance of securities in a Rule 506 private placement to certain accredited investors (the "Offering"). The Offering contemplates the issuance of Common Stock, $.03 par value, of the Company ("Common Stock"), and detachable warrants to purchase Common Stock ("Warrants"). Such securities will be sold in units ("Units"), each Unit consisting of one share of Common Stock and one Warrant to purchase three shares of Common Stock. The price per Unit is $4.00. The per share exercise price under the Warrants is $0.05. The Warrants will expire in their entirety if the proposed merger between McGlen Micro, Inc. and the Registrant (the "McGlen Transaction") is consummated and are not exercisable unless the McGlen Transaction is abandoned. No assurances can be given that consummation of the McGlen Transaction will occur.

            The minimum total number of Units sold will be 125,000 for a total of $500,000 minimum gross proceeds received and the maximum total number of Units sold will be 500,000 for a total of $2,000,000 gross proceeds received. The Registrant has the right to close the Offering at any time once the minimum has been reached.

            The proceeds raised from the Offering will be used to fund immediate operational obligations of the Registrant, payables and expenses arising from the McGlen Transaction, including legal and accounting fees, and a loan to McGlen Micro, Inc. which will, in part, fund McGlen's costs for the McGlen Transaction.

          Pursuant to Nasdaq Stock Market Rules ("Market Rules") 4310(25)(H)(i)(b) and (d)(1) and (2), stockholder approval for the securities issuance described above may be required. However, due to an immediate need for funding in order to preserve the financial viability of the Registrant, the Registrant is seeking from Nasdaq an exception to the stockholder approval requirement, pursuant to Market Rule 4310(25)(H)(ii).

            The Registrant presently intends to accept subscriptions for between $500,000 (the minimum offering) and approximately $625,000, which amounts do not require shareholder approval under the above referenced Market Rules, as soon as such subscriptions are received and accepted by the Registrant and the other Offering requirements are met. Additional amounts to be raised, if any, pursuant to the Offering will be accepted by the Registrant only if it receives Nasdaq approval of the exception described above and upon compliance with the 10 day stockholder notice requirement under Market Rule 4310(25)(H)(ii), as well as other Offering conditions.

THE OFFER AND SALE OF THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED


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UNDER ANY STATE OR NON-U.S. SECURITIES LAWS. SUCH SECURITIES ARE BEING OFFERED
AND SOLD IN RELIANCE ON THE EXEMPTIONS AFFORDED BY REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD WITHOUT REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE AND NON-U.S. SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION AND QUALIFICATION UNDER THE SECURITIES ACT AND SUCH LAWS IS THEN AVAILABLE.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (99)     Press Release issued April 30, 1999 by Registrant.










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                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ADRENALIN INTERACTIVE, INC.


April 30,1999                       By:   /s/ Jay Smith, III
                                          ____________________________
                                          Jay Smith, III, President and
                                          Chief Executive Officer




















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                                  EXHIBIT INDEX

Exhibit No.        Description                                       Page No.
--------------------------------------------------------------------------------

    99         Press Release issued April 30, 1999 by Registrant          6
































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                                                                      EXHIBIT 99
                                                                      ----------

                                                          FOR IMMEDIATE RELEASE
CONTACT:

                                             Stephen D. Axelrod, CFA
Jay Smith, CEO                               Nancy S. L. Block
ADRENALIN INTERACTIVE INC.                   Susan T. Bolen (Media)
(310) 821-7880, (310) 821-4251 fax           WOLFE AXELROD ASSOCIATES
e-mail: jsmith@adrenalin.com                 (212) 370-4500, (212) 370-4505 fax
HTTP://WWW.ADRENALIN.COM                     e-mail: steve@wolfeaxelrod.com



                ADRENALIN INTERACTIVE ANNOUNCES FINANCING PLAN
                          TO COMPLETE MCGLEN MERGER

LOS ANGELES, CA, APRIL 30, 1999 --- ADRENALIN INTERACTIVE INC. (NASDAQ: ADRN) announced today that it has filed a Form 8-K with the Securities and Exchange Commission detailing its plan to raise up to $2 million through a Private Placement Offering of stock and warrants.

The Offering contemplates the issuance of Common Stock of the Company ("Common Stock"), and detachable warrants to purchase Common Stock ("Warrants"). Such securities will be sold in units ("Units"), each Unit consisting of one share of Common Stock and one Warrant to purchase three shares of Common Stock. The price per Unit is $4.00. The per share exercise price under the Warrants is $0.05. The Warrants will expire in their entirety if the proposed merger between the Company and McGlen Micro, Inc. is consummated and they are not exercisable unless such merger is abandoned. No assurances can be given that the merger or financing plan will be consummated.

The minimum total number of Units sold will be 125,000 for a total of $500,000 minimum gross proceeds received and the maximum total number of Units sold will be 500,000 for a maximum gross proceeds received of $2,000,000. The Company has the right to close the Offering at any time once the minimum has been reached.

The proceeds raised from the Offering will be used to fund immediate operational obligations of the Company, payables and expenses arising from the McGlen Transaction, including legal and accounting fees, and other merger related expenses.

For additional information regarding the financing plan, please refer to the Form 8-K filed with the Securities and Exchange Commission.

                           -------------------------

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.

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